Exhibit 99

NEWS RELEASE

CONTACT:

Investors and Media:

Brendan Harrington, Chief Financial Officer

(716) 887-7244

CTG One of the Largest Healthcare Management Consulting Firms

Included in Modern Healthcare’s ranking for tenth consecutive year

BUFFALO, N.Y. — August 31, 2015 — CTG (NASDAQ: CTG), an information technology (IT) solutions and services company, today announced that it has been ranked by Modern Healthcare as one of the largest healthcare management consulting firms. The company is ranked thirteenth on the current list and has consistently been ranked as a top-fifteen firm since the list was first published in 2006. This year’s list ranked 60 firms based on their 2014 healthcare provider revenue.

“We are proud to once again be ranked by Modern Healthcare as one of the largest healthcare management consulting firms,” commented Alfred Hamilton, Vice President and General Manager, of CTG Health Solutions. “This demonstrates that our reliable services and solutions align with our clients’ needs and priorities and that our excellent reputation and unique corporate culture consistently attract the most talented, dedicated and experienced consultants.”

Mr. Hamilton concluded, “Looking ahead, the diversity of our healthcare practice portfolio, where our historic focus on delivery is now being complemented by offerings in technology consulting, application support and advisory services, should enable CTG to maintain a leading position in the Modern Healthcare ranking at a time when healthcare consultants are facing headwinds related to the decline in spending on electronic medical records and other changes driven by the federal government.”

About CTG

CTG provides industry-specific IT strategy, services, and solutions that address the business needs and staffing challenges of clients in high-growth industries in North America and Western Europe. Backed by nearly 50 years of experience and proprietary methodologies, CTG has a proven track record of reliably delivering high-value, industry-specific staffing services and solutions to its clients. CTG operates in North America and Western Europe, and regularly posts news and other important information online at www.ctg.com.

Safe Harbor Statement

This document contains certain forward-looking statements concerning the Company’s current expectations as to future growth, financial outlook, business strategy and expectations for 2015, and statements related to cost control, new business opportunities, financial performance, market demand, and other attributes of the

CTG One of the Largest Healthcare Management Consulting Firms

August 31, 2015

Company. These statements are based upon the Company’s expectations and assumptions, a review of industry reports, current business conditions in the areas where the Company does business, the availability of qualified professional staff, the demand for the Company’s services, feedback from existing and potential new customers, current and proposed legislation and governmental regulations that may affect the Company and/or its customers, and other future events or circumstances. Actual results could differ materially from the outlook guidance, expectations, and other forward-looking statements as a result of a number of factors, including among others, the dependence on orders from certain customers and their degree of concentration, the uncertainty of customers’ implementation of cost reduction projects, the ability of the Company to identify and develop marketable services, the anticipated amount and timing of revenue from business wins, risks relating to fluctuations in the Company’s operating results, the effect of healthcare reform mandates and initiatives, the mix of work and revenue between staffing and solutions, currency exchange risks, and new changes in government regulations and laws that affect the IT industry and the industries and countries in which the Company and its clients operate, and other factors that involve risk and uncertainty including those listed in the Company’s reports filed with the Securities and Exchange Commission as of the date of this document. Such forward-looking statements should be read in conjunction with the Company’s disclosures set forth in the Company’s 2014 Form 10-K, which is incorporated by reference, and other reports that may be filed from time to time with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release.

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